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# LITHIA

## Q4’10 COMPANY UPDATE



# DISCLOSURE

This presentation includes "forward-looking statements" within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. Forward-looking statements in this presentation include our guidance regarding first quarter and full year 2011 results; statements regarding our future goals, plans, objectives and strategies; and projections regarding our future financial position and results of operations. Generally, you can identify forward-looking statements as statements other than those of historical fact and by terms such as "may," "will," "should," "expect," "plan," "intend," "forecast," "anticipate," "believe," "estimate," "predict," "potential," and "continue" or the negative of these terms or other comparable terminology. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including without limitation, future economic conditions and others set forth from time to time in our filings with the SEC including the "Risk Factors" section of our Annual Report on Form 10-K, as amended and supplemented from time to time by our Quarterly Reports on Form 10-Q and our other filings with the SEC. We urge you to carefully consider this information. We undertake no duty to update our forward-looking statements, including our earnings outlook. You should not place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made.

Additionally, this presentation contains certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income and diluted earnings per share from continuing operations, adjusted SG&A as a percentage of revenues and gross profit, adjusted operating profit as a percentage of revenue and gross profit and adjusted pre-tax margin adjusted to exclude certain items disclosed in the attached financial tables. Cash flows from operations were adjusted to include the change in non-trade floorplan debt to improve the visibility of cash flows related to vehicle financing. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company's disclosure, provides a meaningful presentation of the Company's results from its core business operations excluding adjustments for items not related to the Company's ongoing core business operations or other non-cash adjustments, and improves the period-to-period comparability of the Company's results from its core business operations. These presentations are not intended to provide net income, cash flows from operations, operating income or selling, general and administrative costs in accordance with GAAP and should not be considered an alternative to GAAP measures.


BODY & FENDER DEPT.
CHRYSLER & PLYMOUTH
SERVICE DEPARTMENT
LITHIA MOTORS
CHRYSLER • PLYMOUTH
SALES & SERVICE
CHRYSLER
PLYMOUTH
US
ROYAL
DRIVE IN

1947 Photo

# THE BEGINNING: SINCE 1946

## FOUNDED IN ASHLAND, OREGON




Seattle [1]
Renton [2]
Spokane [3]
WASHINGTON
Tri-Cities [1]
Oregon City [1]
Eugene/Springfield [3]
OREGON
Roseburg [2]
Bend [1]
Grants Pass [1]
Medford [7]
Klamath Falls [1]
IDAHO
Boise [1]
Twin Falls [2]
Pocatello [2]
Missoula [1]
Great Falls [2]
Helena [2]
MONTANA
Billings [2]
NORTH DAKOTA
Grand Forks [3]
Eureka [1]
Redding [2]
NEVADA
Reno [4]
Santa Rosa [1]
Concord [1]
Seaside [2]
Fresno [4]
CALIFORNIA
IOWA
Cedar Rapids [2]
Ames [2]
Des Moines [3]
Denver [1]
COLORADO
Santa Fe [1]
NEW MEXICO
ALASKA
Fairbanks [1]
Anchorage [5]
Wasilla [1]
Midland [3]
Odessa [4]
Abilene [2]
San Angelo [3]
TEXAS
Bryan [1]
Corpus Christi [1]
Updated: 01/04/11

- I.P.O. in Dec. 1996 - 5 dealerships
- The 9th largest U.S. auto retailer
- Primarily exclusive franchises



# LITHIA MOTORS OVERVIEW

## 83 DEALERSHIPS, 12 STATES, 25 BRANDS


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# STABLE, PROFITABLE INDUSTRY


Auto Retailers
Pre-tax Income %
2.0%
1.9%
1.5%
5.30%
2.1%
(2.9)%
(15.0)%
(10.2)%
Auto Manufacturers
2007
2008
2009
2010
SAAR
16.1
13.2
10.4
11.6

Note: Margin based on reported pre-tax income as a percentage of revenue adjusted for impairment charges. Auto manufacturers includes Ford Motor for all periods, GM for 2007, 2008 and 2009 and Chrysler for 2010. Auto retailer average includes Lithia, AutoNation, Sonic, Asbury, Penske, and Group 1.


New Vehicles
Used Vehicles
F&I and Other
Service, Body & Parts
52.2%
30.2%
3.7%
13.9%
23.9%
19.9%
18.7%
37.5%
Significant gross profit contribution
Revenue
Gross Margin

Note: Used vehicles includes both used and wholesale vehicles. Revenues and gross profit based on the three months ended December 31, 2010.

- Retailers profitable despite worst downturn in 27 years
- Business enables quick response to market conditions

- Diverse revenue base
- Service business is stable and counter cyclical

**4 SEPARATE BUSINESSES PROVIDE DIVERSIFICATION**

# SIGNIFICANT EXTERNAL SUPPORT

- Incentives support inventory value
- National advertising campaigns
- Warranties provide ongoing revenue
- Support consumer, real estate & inventory financing

**MANUFACTURERS**

**DEALER ASSOCIATIONS**

**FRANCHISE LAWS**

- Strong state and federal political efforts
- Legal and regulatory support

- Prevent new franchises in existing markets
- Protect dealer agreements

**SUBSTANTIAL BENEFITS FOR DEALERS**

# UNCONSOLIDATED INDUSTRY

Highly Fragmented Sector


Top 10
Dealers 8%
All Other 92%

Source: Automotive News

- $1T automotive retail market
- 18,000 dealerships in the country
- Largest retail sector in the U.S.

ABUNDANT ACQUISITION OPPORTUNITIES


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# Q4’10 RESULTS & OUTLOOK



# LITHIA'S STRATEGY

## TARGET EXCLUSIVE FRANCHISES

- Mid-sized, regional markets for domestic and import, metro markets for luxury
- Insulation from competition offers pricing protection

## OPERATORS; ENTREPRENEURIAL CULTURE

- Store focused on positive customer experience
- Store ownership of marketing and personnel decisions

## STANDARDIZED SYSTEMS AND PROCESSES

- Centralized administrative functions and common measurement
- Best in class information systems

## ORGANIC AND ACQUISITION GROWTH

- Increase profitability and diversification
- Less competition with public peers for acquisition targets



# Q4'10 FINANCIAL RESULTS


Revenue ($MM)
30.8%
$424.8
$555.6
Q4 2009
Q4 2010


Adjusted Diluted EPS
($0.03)
$0.21
Q4 2009
Q4 2010

Note: See appendix for reconciliation of adjusted diluted EPS

- Increased same stores sales in all business lines
- Largest fourth quarter net income since 2006

# Q4'10 GROSS MARGIN


Gross Margin
17.1%
16.8%
16.2%
15.6%
15.4%
15.1%
Lithia
AutoNation
Asbury
Penske
Sonic
Group 1

| | Q4'10 | Q4'09 | Change |
|---|---|---|---|
| New vehicle retail | 7.8% | 7.9% | (10) bps |
| Used vehicle retail | 13.5% | 13.8% | (30) bps |
| Used vehicle wholesale | (0.2)% | -% | (20) bps |
| Service, body and parts | 46.1% | 45.8% | 30 bps |
| **Overall** | **17.1%** | **18.2%** | **(110) bps** |

- Sector leading overall gross margin
- Exclusive franchises allow pricing protection
- Domestic brands provide greater gross profit



# GROSS PROFIT ANALYSIS

New Vehicle Same Store Gross Profit Change



32.7%
1.7%
(3.4)%
31.0%
Volume
Price
Margin
Total Change

Retail Used Vehicle Same Store Gross Profit Change



23.8%
(2.7)%
(0.6)%
20.5%
Volume
Price
Margin
Total Change

Service, Body & Parts Same Store Gross Profit Change



2.8%
2.6%
(0.4)%
5.0%
Volume
Price
Margin
Total Change
Note: SB&Ps volume based on total ticket count

- New vehicle same store gross profit up 31%
- Retail used vehicle same store gross profit up 21%
- Service, body and parts same store gross profit up 5%



# NEW VEHICLE SALES


Same Store Sales Growth
34.4%
24.5%
22.1%
20.2%
12.7%
11.1%
Lithia
Asbury
Group 1
Sonic
AutoNation
Penske


Gross Margin
8.5%
7.8%
7.2%
6.7%
6.5%
5.6%
Penske
Lithia
AutoNation
Asbury
Sonic
Group 1

- Truck unit sales increased 45%
- Maintained strong gross margin while increasing sales 34%

SOLID GROWTH AND PERFORMANCE



# USED VEHICLE SALES

- Selling more trade-ins to retail customers; wholesaling fewer vehicles
- Maintained highest sector used to new ratio despite substantial new vehicle sales increase
- Retail gross margin 13.5% in Q4'10

Retail/Wholesale Split


67.5%
32.5%
69.3%
30.7%
Q4'09
Q4'10

Note: Split based on unit sales

Used to New Ratio


0.9x
0.8x
0.7x
0.7x
0.6x
0.6x
Lithia
Sonic
AutoNation
Penske
Asbury
Group 1

CONTINUED FOCUS AND STRONG EXECUTION



# SERVICE, BODY AND PARTS

## Same Store Revenue Mix


9.5%
16.4%
18.0%
56.1%
9.6%
16.3%
18.6%
54.5%
8.6%
16.1%
17.4%
57.9%
9.1%
16.4%
17.2%
57.3%
10.4%
17.2%
16.5%
56.0%
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Customer Pay
Warranty
Wholesale Parts
Body Shop

## Same Store Y-o-Y Revenue Change

| | Q4'09 | Q1'10 | Q2'10 | Q3'10 | Q4'10 |
|---|---|---|---|---|---|
| Customer Pay | (0.7)% | 0.6% | 5.6% | 5.9% | 5.2% |
| Warranty | (12.7)% | (13.4)% | (10.0)% | (6.7)% | (3.5)% |
| Wholesale Parts | (8.7)% | (11.6)% | (3.1)% | 0.8% | 10.6% |
| Body Shop | (11.3)% | (14.2)% | (8.8)% | 3.9% | 14.3% |
| **Total** | **(3.4)%** | **(6.0)%** | **(0.2)%** | **2.5%** | **5.4%** |

- Customer pay growth more than offsets warranty declines
- Growing wholesale parts and body shop revenues

IMPROVING TRENDS IN ALL BUSINESS LINES



# FINANCE AND INSURANCE

F&I per Unit Breakdown


Insurance and Other
Maintenance Contracts
Finance Reserves
$107
$514
$317
$108
$532
$359
Q4 2009
Q4 2010
F&I per Unit
$938
$999

| *Penetration Rates* | **Q4'09** | **Q4'10** |
|---|---|---|
| Arranged Financing | 67% | 73% |
| Service Contracts | 40% | 41% |
| Lifetime Oil and Filter | 34% | 33% |

- 12% of financing to subprime customers
- 25% increase in closing rate for customers with credit scores under 620

IMPROVING CREDIT MARKETS



# SG&A ANALYSIS



Adjusted Gross Profit ($MM) & Adjusted SG&A
89.2%
85.3%
80.8%
$77.9
$78.6
$95.9
Q4 2008
Q4 2009
Q4 2010
Adj Gross Profit
Adj SG&A as a % of GP

| *% of Gross Profit* | Q4'09 | Q4'10 | Change |
|---|---|---|---|
| Personnel | 52.7% | 50.2% | (250) bps |
| Advertising | 5.5% | 7.8% | 230 bps |
| Rent | 4.5% | 3.5% | (100) bps |
| Facility Cost | 8.4% | 6.4% | (200) bps |
| Other | 14.2% | 12.9% | (130) bps |
| **Total** | **85.3%** | **80.8%** | **(450) bps** |

Note: See appendix for reconciliation of adjusted gross profit SG&A

- Lowest SG&A as a % of gross profit since 2005
- Centralized administration increases efficiency
- Increased advertising to gain market share

**IMPROVING LEVERAGE AS VOLUME RETURNS**

# GROSS PROFIT RETENTION

| $M | Q4'09 | Q4'10 | % Change |
|---|---|---|---|
| **Adj Gross Profit** | **$78.6** | **$95.9** | **22.0%** |
| Personnel | $41.4 | $48.2 | 16.3% |
| Advertising | $4.3 | $7.4 | 72.4% |
| Rent | $3.6 | $3.3 | (6.0)% |
| Facility Cost | $6.6 | $6.1 | (7.8)% |
| Other | $11.2 | $12.4 | 11.1% |
| **Adj SG&A** | **$67.1** | **$77.4** | **15.5%** |

Note: See appendix for reconciliation of adjusted Gross Profit and SG&A

| *Q4'10 Incremental Throughput* | **$M** |
|---|---|
| Change in Gross Profit | $17.3 |
| Change in Adj SG&A | $10.4 |
| **% Incremental Throughput** | **39.9%** |

| *Q4'10 Incremental Throughput, at 2009 Advertising Levels* | **$M** |
|---|---|
| Change in Gross Profit | $17.3 |
| Change in Adj SG&A | $8.2 |
| **% Incremental Throughput** | **52.4%** |

- Retained 40% of each incremental gross profit dollar
- Retained 52% of each incremental gross profit dollar, assuming advertising % of gross profit consistent with 2009

REMAINING DISCIPLINED IN COST CONTROLS



# GROWTH OPPORTUNITIES

## IMMEDIATELY AVAILABLE FUNDS

| *($MM)* | Q4'09 | Q4'10 | Change |
|---|---|---|---|
| Cash and Cash Equivalents | $12.8 | $9.3 | $(3.5) |
| Availability on Line of Credit | 25.7 | 23.3 | (2.4) |
| Unfinanced New Vehicles | 35.7 | 65.6 | 29.9 |
| **Total** | **$74.2** | **$98.2** | **$24.0** |

- Significant capital available for investment
- Projected 2011 free cash flow* of $26MM
- Estimated 2011 cap ex of $26MM

*Free cash flow defined as earnings before interest, taxes, depreciation and amortization (EBITDA) add back stock compensation less cash paid for taxes, interest, dividends and capital expenditures

## INTERNAL INITIATIVES

- Increase new vehicle sales 5% above 2011 market increase
- Augment customer base through sales of 3 to 7 year old used cars
- Grow customer pay in service, body and parts through advertising, IT initiatives and shorter cycle times

**STRATEGIC INITIATIVES TO INCREASE REVENUE**



# ACQUISITION GROWTH

## ACQUISITION OBJECTIVES

- Targets for initial investment:
  - 75-100% 5-year after-tax ROI
  - 2x-4x EBITDA, including flooring interest
  - 10%-20% of annual revenues
- Seeking no more than 20% of any one franchise
- Balancing brand mix through acquisitions

## 2010 RECAP

- Purchased 3 stores adding in $72MM in annual revenue
  - Billings Toyota
  - Bend Honda
  - Bend Chevrolet
- Divested 1 Chrysler store as part of mitigation plan

FINDING OPPORTUNITIES AT COMPELLING PRICES

# INCREASED 2011 GUIDANCE

**Projected earnings range*:** **Q1'11 - $0.19 - $0.21**
**FY 2011 - $1.20 - $1.28**

ASSUMPTIONS

- Total revenues in range of $2.3 to $2.45 billion
- New vehicle same store sales increasing 16.0%
- New vehicle gross margin from 7.9% to 8.1%
- Used vehicle same store sales increasing 10.0%
- Used vehicle gross margin from 13.7% to 14.0%
- Service body and parts same store sales increasing 2.0%
- Service body and parts gross margin from 48.3% to 48.6%
- Finance and insurance gross profit of $970 per unit
- Tax rate of 40%
- Estimated average diluted shares outstanding of 26.9 million
- Capital expenditures of approximately $26.0 million

*Excludes the impact of future acquisitions, dispositions and any potential non-core items


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# APPENDIX

# NON-OPERATING ASSETS

- Mitigated 29% of non-operating properties in 2H'10; estimated savings of $0.03 per share in 2011
- 57% of remaining non-operating assets under advanced negotiations; representing estimated annual cost of $0.04 - $0.05 per share

| *Property, Plant and Equipment ($MM)* | **As of Dec 31, 2010** |
|---|---|
| Real Estate | $345.3 |
| Furniture & Equipment | 110.8 |
| Accum Dep | (93.7) |
| **Total** | **$362.4** |

| *Vacant Facilities & Bare Land* | **($MM)** |
|---|---|
| Net Book Value | $40.9 |
| Mitigated in 2010 | $(12.0) |
| **Remaining Value** | **$28.9** |

Note: Net book value equal to value of the property at the time of sale or, if not yet sold, recorded value as of December 31, 2010.

CONTINUED PROGRESS CONVERTING ASSETS



# CHRYSLER UPDATE

- 75% of unit volume from Ram and Jeep lines
- Chrysler stores comprise 27% of current store count

## Brand Mix


General Motors 16%
Chrysler 28%
Honda 9%
All Other 1%
Toyota 14%
Ford 6%
Mercedes 1%
Subaru 6%
Kia 2%
Nissan 3%
Volkwagen, Audi 4%
BMW 5%
Hyundai 6%

Note: Brand mix based on units sales for the year ended of December 31, 2010

| *Chrysler Unit Sales* | **Q4'10** |
|---|---|
| Ram Pickup | 52% |
| Jeep Models | 23% |
| Charger/Challenger/300 | 9% |
| Minivan | 6% |
| Other | 10% |
| **Total** | **100%** |



# SERVICE TREND ANALYSIS

- Consistent number of vehicles serviced per month
- More older vehicles being serviced
- Increasing average sale per repair order indicates some deferred maintenance recovery

## Age of Serviced Vehicles


Avg # of Vehicles Serviced per Month
81,326
79,385
82,220
6+ Yrs
4-5 Yrs
2-3 Yrs
0-1 Yrs
24.3%
17.4%
26.3%
32.0%
27.8%
18.9%
28.1%
25.2%
30.7%
20.8%
27.4%
19.8%
2008
2009
2010

Note: Serviced vehicles defined as count of unique VINs

## Average Sale per RO

| *Model Year (Aged)* | **2008** | **2009** | **2010** |
|---|---|---|---|
| 6+ Yrs | $323 | $300 | $299 |
| 4-5 Yrs | $308 | $281 | $286 |
| 2-3 Yrs | $256 | $252 | $263 |
| 0-1 Yrs | $223 | $217 | $221 |
| **Total** | **$271** | **$263** | **$270** |

**BUSINESS REMAINS STABLE DUE TO MIX SHIFT**



# STABLE BALANCE SHEET

- Extended 5 loans to maturities 2018 or beyond
- $3MM mature in 2011; no mortgages due in 2012

Future Mortgage Debt Maturities ($MM)


70
60
50
40
30
20
10
0
2011
2012
2013
2014
2015
2016
2017
Beyond

MINIMAL NEAR TERM DEBT MATURITIES

| | 2010 Quarterly Income Statement ($K) | | | |
|---|---|---|---|---|
| | Q4'10 | Q3'10 | Q2'10 | Q1'10 |
| New vehicle | $290,073 | $293,237 | $268,721 | $215,617 |
| Used vehicle | 139,652 | 158,798 | 146,836 | 135,899 |
| Wholesale used vehicles | 28,209 | 30,869 | 25,570 | 23,465 |
| Service, body and parts | 77,297 | 77,733 | 71,996 | 68,797 |
| Finance and insurance | 17,267 | 18,928 | 16,274 | 14,638 |
| Fleet and other | 3,093 | 3,122 | 4,704 | 803 |
| **Total Revenues** | **555,591** | **582,687** | **534,101** | **459,219** |
| | | | | |
| Cost of Goods Sold | 460,753 | 477,743 | 438,358 | 373,314 |
| | | | | |
| New vehicles | 22,666 | 24,219 | 22,095 | 18,404 |
| Retail used vehicles | 18,897 | 23,265 | 21,247 | 18,594 |
| Wholesale used vehicles | (61) | 34 | 301 | 371 |
| Service, body and parts | 35,599 | 38,060 | 35,379 | 33,546 |
| Finance and insurance | 17,267 | 18,928 | 16,274 | 14,638 |
| Fleet and other | 470 | 438 | 447 | 352 |
| **Gross Profit** | **94,838** | **104,944** | **95,743** | **85,905** |
| | | | | |
| Asset impairment charges | 550 | - | 13,260 | 1,491 |
| SG&A | 77,292 | 77,468 | 74,813 | 71,039 |
| Depreciation and amortization | 4,188 | 4,239 | 4,401 | 4,749 |
| **Operating Income** | **12,808** | **23,237** | **3,269** | **8,626** |
| | | | | |
| Floorplan interest expense | 2,194 | 3,085 | 2,567 | 2,751 |
| Other interest expense | 3,730 | 3,725 | 3,529 | 3,588 |
| Other, net | (66) | (74) | (214) | (68) |
| **Income before taxes** | **6,950** | **16,501** | **(2,613)** | **2,355** |
| | | | | |
| Income tax expense | 2,571 | 6,709 | (1,099) | 912 |
| **Income from continuing operations** | **$4,379** | **$9,792** | **$(1,514)** | **$1,443** |

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



# SUPPLEMENTAL INFORMATION

## 2010 QUARTERLY INCOME STATEMENTS

| | 2009 Quarterly Income Statement ($K) | | | |
|---|---|---|---|---|
| | Q4'09 | Q3'09 | Q2'09 | Q1'09 |
| New vehicle | $210,494 | $266,769 | $211,760 | $192,306 |
| Used vehicle | 112,051 | 129,857 | 126,256 | 109,089 |
| Wholesale used vehicles | 18,212 | 20,223 | 17,751 | 16,513 |
| Service, body and parts | 71,268 | 74,538 | 72,312 | 72,957 |
| Finance and insurance | 12,299 | 15,704 | 14,857 | 13,537 |
| Fleet and other | 524 | 895 | 625 | 570 |
| **Total Revenues** | **424,848** | **507,986** | **443,561** | **404,972** |
| Cost of Goods Sold | 347,646 | 412,493 | 357,272 | 325,691 |
| New vehicles | 16,524 | 23,806 | 17,387 | 16,700 |
| Retail used vehicles | 15,429 | 19,742 | 18,329 | 13,666 |
| Wholesale used vehicles | (5) | 16 | 45 | 355 |
| Service, body and parts | 32,636 | 35,927 | 35,313 | 34,667 |
| Finance and insurance | 12,299 | 15,704 | 14,857 | 13,537 |
| Fleet and other | 319 | 298 | 358 | 356 |
| **Gross Profit** | **77,202** | **95,493** | **86,289** | **79,281** |
| Asset impairment charges | 153 | 2,359 | 3,680 | 2,080 |
| SG&A | 67,507 | 71,165 | 68,694 | 68,655 |
| Depreciation and amortization | 6,316 | 3,883 | 3,969 | 4,091 |
| **Operating Income** | **3,226** | **18,086** | **9,946** | **4,455** |
| Floorplan interest expense | 2,387 | 3,053 | 2,664 | 2,911 |
| Other interest expense | 3,476 | 3,291 | 3,367 | 3,981 |
| Other, net | (48) | (25) | (258) | (1,164) |
| **Income before taxes** | **(2,589)** | **11,767** | **4,173** | **(1,273)** |
| Income tax expense | (775) | 4,792 | 1,634 | (489) |
| **Income from continuing operations** | **$(1,814)** | **$6,975** | **$2,539** | **$(784)** |

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



# SUPPLEMENTAL INFORMATION

## 2009 QUARTERLY INCOME STATEMENTS

| Quarterly Same Store Revenue Changes | Q4 | Q3 | Q2 | Q1 |
|---|---|---|---|---|
| **2010** | | | | |
| New vehicles | 34.4% | 8.0% | 26.3% | 11.7% |
| Retail used vehicles | 21.1% | 19.8% | 15.0% | 22.0% |
| Wholesale used vehicles | 51.4% | 51.8% | 42.1% | 41.1% |
| Service, body and parts | 5.4% | 2.5% | -0.2% | -6.0% |
| Finance and insurance | 34.0% | 18.8% | 14.5% | 2.9% |
| **Total** | **26.7%** | **12.3%** | **19.0%** | **12.2%** |
| **2009** | | | | |
| New vehicles | 1.1% | -13.5% | -35.9% | -39.0% |
| Retail used vehicles | 18.2% | 3.1% | 2.7% | -12.5% |
| Wholesale used vehicles | 27.3% | -17.7% | -30.6% | -47.8% |
| Service, body and parts | -3.4% | -2.2% | -4.5% | -5.0% |
| Finance and insurance | -8.7% | -22.6% | -32.5% | -34.3% |
| **Total** | **4.9%** | **-8.7%** | **-23.2%** | **-28.9%** |
| **2008** | | | | |
| New vehicles | -39.2% | -25.2% | -22.8% | -13.8% |
| Retail used vehicles | -18.9% | -15.0% | -23.0% | -9.5% |
| Wholesale used vehicles | -50.9% | -38.6% | -23.4% | -6.0% |
| Service, body and parts | -1.4% | -1.2% | -1.8% | 3.4% |
| Finance and insurance | -33.2% | -22.3% | -22.5% | -12.9% |
| **Total** | **-30.7%** | **-21.1%** | **-20.6%** | **-10.4%** |
| **2007** | | | | |
| New vehicles | -3.7% | -5.9% | -1.3% | -2.0% |
| Retail used vehicles | -4.9% | -10.6% | -3.5% | -7.8% |
| Wholesale used vehicles | -5.1% | 1.1% | 1.4% | 21.6% |
| Service, body and parts | 4.2% | 3.9% | 5.5% | 3.8% |
| Finance and insurance | -20.6% | -17.1% | -13.4% | -8.7% |
| **Total** | **-3.7%** | **-6.1%** | **-1.5%** | **-1.9%** |

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



# SUPPLEMENTAL INFORMATION

## QUARTERLY SAME STORE REVENUE CHANGES

| | Quarterly Gross Margins | | | |
|---|---|---|---|---|
| | Q4 | Q3 | Q2 | Q1 |
| **2010** | | | | |
| New vehicles | 7.8% | 8.3% | 8.2% | 8.5% |
| Retail used vehicles | 13.5% | 14.7% | 14.5% | 13.7% |
| Wholesale used vehicles | (0.2)% | 0.1% | 1.2% | 1.6% |
| Service, body and parts | 46.1% | 49.0% | 49.1% | 48.8% |
| Finance and insurance | 100.0% | 100.0% | 100.0% | 100.0% |
| **Total** | **17.1%** | **18.0%** | **17.9%** | **18.7%** |
| **2009** | | | | |
| New vehicles | 7.9% | 8.9% | 8.2% | 8.7% |
| Retail used vehicles | 13.8% | 15.2% | 14.5% | 12.5% |
| Wholesale used vehicles | 0.0% | 0.1% | 0.3% | 2.1% |
| Service, body and parts | 45.8% | 48.2% | 48.8% | 47.5% |
| Finance and insurance | 100.0% | 100.0% | 100.0% | 100.0% |
| **Total** | **18.2%** | **18.8%** | **19.5%** | **19.6%** |
| **2008** | | | | |
| New vehicles | 8.6% | 7.6% | 7.7% | 7.8% |
| Retail used vehicles | 11.7% | 10.1% | 11.8% | 12.0% |
| Wholesale used vehicles | -4.8% | -4.7% | -3.0% | -1.5% |
| Service, body and parts | 47.8% | 48.5% | 47.9% | 46.6% |
| Finance and insurance | 100.0% | 100.0% | 100.0% | 100.0% |
| **Total** | **19.1%** | **16.7%** | **16.8%** | **17.0%** |
| **2007** | | | | |
| New vehicles | 7.6% | 8.1% | 7.6% | 7.9% |
| Retail used vehicles | 12.5% | 14.2% | 14.5% | 14.9% |
| Wholesale used vehicles | 0.7% | 1.0% | 3.1% | 4.4% |
| Service, body and parts | 46.6% | 47.6% | 48.5% | 47.6% |
| Finance and insurance | 100.0% | 100.0% | 100.0% | 100.0% |
| **Total** | **16.6%** | **16.9%** | **16.8%** | **17.5%** |

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



# SUPPLEMENTAL INFORMATION

## QUARTERLY GROSS MARGINS

| | 2010 Proforma Adjustments ($K) | | | |
|---|---|---|---|---|
| | Q4'10 | Q3'10 | Q2'10 | Q1'10 |
| Selling, general & administrative | | | | |
| As reported | $77,292 | $77,468 | $74,813 | $71,039 |
| Impairments and disposal gain | 48 | - | (2) | 367 |
| Lease termination and severance reserve | 96 | - | (1,076) | (258) |
| Adjusted | $77,436 | $77,468 | $73,735 | $71,148 |
| Income from operations | | | | |
| As reported | $12,808 | $23,237 | $3,269 | $8,626 |
| Impairments and disposal gain | 502 | - | 13,262 | 1,189 |
| Lease termination and severance reserve | 944 | - | 1,076 | 258 |
| Adjusted | $14,254 | $23,237 | $17,607 | $10,073 |
| Income (loss) from continuing operations before income taxes | | | | |
| As reported | $6,950 | $16,501 | $(2,613) | $2,355 |
| Impairments and disposal gain | 502 | - | 13,262 | 1,189 |
| Lease termination and severance reserve | 944 | - | 1,076 | 258 |
| Adjusted | $8,396 | $16,501 | $11,725 | $3,802 |

# GAAP RECONCILIATION

## 2010 SELECTED INCOME STATEMENT DETAIL



| | 2009 Proforma Adjustments ($K) | | | |
|---|---|---|---|---|
| | Q4'09 | Q3'09 | Q2'09 | Q1'09 |
| Selling, general & administrative | | | | |
| As reported | $67,507 | $71,165 | $68,694 | $68,655 |
| Impairments and disposal gain | - | - | - | - |
| Lease termination | (454) | - | - | - |
| Adjusted | $67,053 | $71,165 | $68,694 | $68,655 |
| Income from operations | | | | |
| As reported | $3,226 | $18,086 | $9,946 | $4,455 |
| Impairments and disposal gain | (277) | 2,359 | 3,680 | 2,080 |
| Lease termination | 1,854 | - | - | - |
| Adjusted | $4,803 | $20,445 | $13,626 | $6,535 |
| Income (loss) from continuing operations before income taxes | | | | |
| As reported | $(2,589) | $11,767 | $4,173 | $(1,273) |
| Impairments and disposal gain | (277) | 2,359 | 3,680 | 2,080 |
| Lease termination | 1,854 | - | - | - |
| Gain on extinguishment of debt | - | - | (231) | (1,086) |
| Adjusted | $(1,012) | $14,126 | $7,622 | $(279) |

# GAAP RECONCILIATION

## 2009 SELECTED INCOME STATEMENT DETAIL



| | 2008 Proforma Adjustments ($K) | | | |
|---|---|---|---|---|
| | Q4'08 | Q3'08 | Q2'08 | Q1'08 |
| Selling, general & administrative | | | | |
| As reported | $69,427 | $77,986 | $79,896 | $83,676 |
| Impairments | - | - | (4,527) | - |
| Adjusted | $69,427 | $77,986 | $75,369 | $83,676 |
| Income from operations | | | | |
| As reported | $3,269 | $9,352 | $(322,227) | $8,854 |
| Impairments and disposal gain | 1,158 | 2,104 | 335,430 | - |
| Adjusted | $4,427 | $11,456 | $13,203 | $8,854 |
| Income (loss) from continuing operations before income taxes | | | | |
| As reported | $(2,945) | $1,993 | $(331,064) | $(994) |
| Impairments and disposal gain | 1,158 | 2,104 | 335,430 | - |
| Gain on extinguishment of debt | (3,605) | (1,643) | - | - |
| Adjusted | $(5,392) | $2,454 | $4,366 | $(994) |

# GAAP RECONCILIATION
## 2008 SELECTED INCOME STATEMENT DETAIL



**2010 Quarterly Adjusted Net Income ($K) & Diluted EPS**

| | Net income/(loss) | | | | Diluted earnings per share | | | |
|---|---|---|---|---|---|---|---|---|
| | Q4'10 | Q3'10 | Q2'10 | Q1'10 | Q4'10 | Q3'10 | Q2'10 | Q1'10 |
| Continuing Operations | | | | | | | | |
| As reported | $4,379 | $9,792 | $(1,514) | $1,443 | $0.16 | $0.37 | $(0.06) | $0.06 |
| Impairments and disposal gain | 401 | - | 8,046 | 732 | 0.02 | - | 0.31 | 0.03 |
| Lease termination and severance reserve | 807 | - | 560 | 164 | 0.03 | - | 0.02 | - |
| Adjusted | $5,587 | $9,792 | $7,092 | $2,339 | $0.21 | $0.37 | $0.27 | $0.09 |
| Discontinued Operations | | | | | | | | |
| As reported | $ - | $ - | $(205) | $(176) | $ - | $ - | $(0.01) | $(0.01) |
| Impairments and disposal (gain) loss | - | - | 164 | 9 | - | - | 0.01 | - |
| Adjusted | $ - | $ - | $(41) | $(167) | $ - | $ - | $ - | $(0.01) |
| Consolidated Operations | | | | | | | | |
| As reported | $4,379 | $9,792 | $(1,719) | $1,267 | $0.16 | $0.37 | $(0.07) | $0.05 |
| Adjusted | 5,587 | 9,792 | 7,051 | 2,172 | 0.21 | 0.37 | 0.27 | 0.08 |

# GAAP RECONCILIATION

## 2010 QUARTERLY ADJUSTED DILUTED EPS



**2009 Quarterly Adjusted Net Income ($K) & Diluted EPS**

| | Net income/(loss) | | | | Diluted earnings per share | | | |
|---|---|---|---|---|---|---|---|---|
| | Q4'09 | Q3'09 | Q2'09 | Q1'09 | Q4'09 | Q3'09 | Q2'09 | Q1'09 |
| Continuing Operations | | | | | | | | |
| As reported | $(1,814) | $6,975 | $2,539 | $(784) | $(0.07) | $0.33 | $0.12 | $(0.04) |
| Impairments and disposal gain | (34) | 1,570 | 2,057 | 1,374 | - | 0.07 | 0.10 | 0.07 |
| Lease termination and severance reserve | 1,103 | - | - | - | 0.04 | - | - | - |
| Gain on extinguishment of debt | - | - | (38) | (774) | | - | - | (0.04) |
| Adjusted | $(745) | $8,545 | $4,558 | $(184) | $(0.03) | $0.40 | $0.22 | $(0.01) |
| Discontinued Operations | | | | | | | | |
| As reported | $260 | $(1,262) | $1,124 | $2,113 | $0.01 | $(0.06) | $0.05 | $0.10 |
| Impairments and disposal (gain) loss | (1,473) | 306 | (1,869) | (3,552) | (0.06) | 0.02 | (0.09) | (0.17) |
| Adjusted | $(1,213) | $(956) | $(745) | $(1,439) | $(0.05) | $(0.04) | $(0.04) | $(0.07) |
| Consolidated Operations | | | | | | | | |
| As reported | $(1,554) | $5,713 | $3,663 | $1,329 | $(0.06) | $0.27 | $0.17 | $0.06 |
| Adjusted | (1,958) | 7,589 | 3,813 | (1,623) | $(0.08) | 0.36 | 0.18 | (0.08) |

# GAAP RECONCILIATION

## 2009 QUARTERLY ADJUSTED DILUTED EPS



**2008 Quarterly Adjusted Net Income ($K) & Diluted EPS**

| | Net income/(loss) | | | | Diluted earnings per share | | | |
|---|---|---|---|---|---|---|---|---|
| | Q4'08 | Q3'08 | Q2'08 | Q1'08 | Q4'08 | Q3'08 | Q2'08 | Q1'08 |
| Continuing Operations | | | | | | | | |
| As reported | $(1,174) | $1,021 | $(224,393) | $(586) | $(0.06) | $0.05 | $(11.18) | $(0.03) |
| Impairments and disposal gain | (68) | 1,826 | 227,322 | - | - | 0.09 | 11.33 | - |
| Gain on extinguishment of debt | (2,504) | (1,142) | - | - | (0.12) | (0.06) | - | - |
| Adjusted | $(3,746) | $1,705 | $2,929 | $(586) | $(0.18) | $0.08 | $0.15 | $(0.03) |
| Discontinued Operations | | | | | | | | |
| As reported | $(3,104) | $(3,384) | $(19,391) | $(1,575) | $(0.15) | $(0.17) | $(0.96) | $(0.08) |
| Impairments and disposal (gain) loss | 957 | 4,787 | 14,505 | - | 0.05 | 0.24 | 0.72 | - |
| Adjusted | $(2,147) | $1,403 | $(4,886) | $(1,575) | $(0.10) | $0.07 | $(0.24) | $(0.08) |
| Consolidated Operations | | | | | | | | |
| As reported | $(4,278) | $(2,363) | $(243,784) | $(2,161) | $(0.21) | $(0.12) | $(12.14) | $(0.11) |
| Adjusted | (5,893) | 3,108 | (1,957) | (2,161) | (0.28) | 0.15 | $(0.09) | (0.11) |



# GAAP RECONCILIATION

## 2008 QUARTERLY ADJUSTED DILUTED EPS